                                  SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
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Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Plymouth Rubber Company, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement)

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    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
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    (4) Date Filed:
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


                        PLYMOUTH RUBBER COMPANY, INC.
                         CANTON, MASSACHUSETTS 02021

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD APRIL 23, 1999

                               ----------------

TO THE STOCKHOLDERS OF
    PLYMOUTH RUBBER COMPANY, INC.:

    The 1999 Annual Meeting of Stockholders of Plymouth Rubber Company, Inc. will be held at the offices of Friedman & Atherton, 27th Floor, 53 State Street, Boston, Massachusetts, on April 23, 1999 at 9:00 A.M., for the purpose of considering and acting upon the following:

    1.  The election of three directors, to serve for a term of three years;

    2. Ratification of the selection of PricewaterhouseCoopers LLP as the Company's auditors for the fiscal year ending December 3, 1999;

    3. To act on a proposal submitted by a stockholder requesting that the Board of Directors take immediate action to make a formal application to the American Stock Exchange to withdraw listing of the Company's Class B Common Stock and to make a formal application for listing these shares on the NASDAQ Small Cap Market (NSCM) as more fully described in the accompanying Proxy Statement.

    4. The transaction of such other business as may properly be brought before the meeting or any adjournments thereof.

    Only holders of record of the Company's Class A Common Stock at the close of business on February 26, 1999 will be entitled to notice of and to vote (to the extent provided in the attached Proxy Statement) at the meeting or any adjournments thereof.

    A copy of the Company's annual report for the fiscal year ended November 27, 1998 is included herewith.

                                  By Order of the Board of Directors
                                      DAVID M. KOZOL, Clerk
Canton, Massachusetts
March 30, 1999

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT EXPECT TO BE PRESENT, PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                        PLYMOUTH RUBBER COMPANY, INC.
                              104 REVERE STREET
                         CANTON, MASSACHUSETTS 02021

                               ----------------
                               PROXY STATEMENT
                               ----------------

                           SOLICITATION OF PROXIES

    This Proxy Statement, which is first being mailed to stockholders on or about March 30, 1999, is furnished in connection with the solicitation by management, at the direction of the Board of Directors, of proxies for use at the Company's annual meeting of stockholders to be held on April 23, 1999. Execution and return of the proxy will not in any way affect a stockholder's right to attend the meeting and to vote in person. A stockholder who executes a proxy may revoke it at any time before it is voted. Properly executed proxies, received in due time and not previously revoked, will be voted at the meeting or any adjournment thereof as specified therein, but if no specification is made such proxy will be voted in favor of the election of the directors nominated by the Board of Directors as hereinafter set forth, and in favor of the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the year ending December 3, 1999, and against the stockholder proposal.

    The expense of the solicitation of proxies will be borne by the Company. It is expected that the solicitation will be conducted exclusively by mail. However, if it should appear desirable to do so in order to insure an adequate representation of the shareholders at the meeting, either in person or by proxy, officers and employees of the Company may communicate with stockholders, banks, brokerage houses, nominees and others by telephone or telegraph, or in person, to request that proxies be furnished.

                 OUTSTANDING SECURITIES AND OWNERSHIP THEREOF

OUTSTANDING SHARES AND VOTING RIGHTS
    Stockholders are entitled to one (1) vote for each share of the Company's Class A Common Stock, $1 par value ("Class A Stock"), owned by them of record as of the close of business on February 26, 1999. On that date there were outstanding 810,586 shares of Class A Stock entitled to be voted at the meeting. The Class A Stock is the only class of the Company's outstanding capital stock entitled to notice of and to vote at the meeting.

    In addition to the foregoing voting securities, on February 26, 1999 the Company had outstanding 1,275,014 shares of Class B Common Stock, $1 par value ("Class B Stock"). The holders of Class B Stock will not be entitled to vote at the meeting. At the close of business on February 26, 1999, Maurice J. Hamilburg, Joseph D. Hamilburg and Jane H. Guy owned or controlled through a voting trust an aggregate of 383,447 shares of the Company's Class B Stock, constituting approximately 30.1% of the outstanding shares; Maurice J. Hamilburg and Joseph D. Hamilburg owned 47,952 and 1,550 shares, respectively, and the Plymouth Rubber Company Profit-Sharing Plan and Trust, Plymouth Rubber Defined Benefit Unit Pension Plan and Trust and Joseph M. Hamilburg Foundation, as to each of which Maurice J. Hamilburg and Joseph D. Hamilburg are Trustees, owned an aggregate of 63,342 shares of the Company's Class B Stock, constituting approximately 5.0% of the outstanding shares.

OWNERSHIP OF VOTING SECURITIES
    The following table sets forth, as of February 26, 1999, the information described therein with respect to the persons known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Class A Common Stock ("Class A Stock"), the Company's sole class of voting securities:

        NAME AND ADDRESS                     NO. OF SHARES            PERCENT
      OF BENEFICIAL OWNER                  BENEFICIALLY OWNED         OF CLASS
      ------------------                   -------------------        --------
MAURICE J. HAMILBURG                           478,063(1)               59.0%
10 Draper Road
Wayland, Massachusetts 01778

JOSEPH D. HAMILBURG                            472,242(1)               58.3%
16 Shaw Drive
Wayland, Massachusetts 01778

JANE H. GUY                                    432,170(1)(2)            53.3%
1660 West Street
Mansfield, Massachusetts 02048

DR. IDO E. COLANTUONI(3)                        64,700                   8.0%
P.O. Box 28231
Washington, D.C. 20038

HANAPER PARTNERS, L.P.,                         63,900(4)                7.9%
Morris Propp,
Rodney M. Propp and
P-II Incorporated
c/o P-II, Incorporated
405 Park Avenue
New York, N.Y. 10022

(1) Maurice J. Hamilburg, Joseph D. Hamilburg and Jane H. Guy are siblings. The shares shown as beneficially owned by each of Maurice J. Hamilburg, Joseph D. Hamilburg and Jane H. Guy are so shown by reason of their direct and indirect beneficial ownership of certain of the shares and their respective voting powers with respect to certain of the shares as Voting Trustees of a voting trust and as trustees of various other trusts. For a breakdown of the actual beneficial ownership of the shares, see "Stock Ownership of Nominees, Continuing Directors and Officers."

(2) Of the shares shown as beneficially owned by Jane H. Guy, 18,011 shares are owned indirectly (the direct ownership being held by a voting trust as described under the caption "Stock Ownership of Nominees, Continuing Directors and Officers"), and 515 are held directly, and the remainder are in trusts of which she is a beneficiary or co-beneficiary with others and with respect to which she has no voting powers.

(3) Based on Schedule 13D dated May 8, 1997.

(4) Based on a Schedule 13D dated May 4, 1997. Of the aggregate 63,900 shares reported as beneficially owned: 49,000 shares were beneficially owned by Hanaper Partners, L.P., its general partner, P-II, Incorporated, and Morris Propp and Rodney M. Propp, the controlling persons of P-II, Incorporated; 13,800 shares were beneficially owned by Morris Propp in his individual capacity, and 1,100 shares were beneficially owned by Rodney M. Propp in his individual capacity.

                                PROPOSAL NO. 1
                            ELECTION OF DIRECTORS

    The Company's By-Laws provide for the election by stockholders of a Board of Directors consisting of not less than three (3) nor more than nine (9) directors, as fixed from time to time by the Board of Directors. The directors are divided into three (3) classes as nearly equal in number as possible, consistent with the total number of directors to serve, as fixed by the Board. The directors of each class serve for a term of three (3) years, with the term of each class expiring in successive years, except that the term of a director elected to any class between annual elections will expire with the expiration of the term of that class.

    The Board of Directors has presently fixed eight (8) as the number of directors to serve during the ensuing year, subject to the Board's authority to change such number from time to time. Of the number so fixed, three (3) will be elected at the meeting to replace the three (3) whose terms expire, such reelected directors to serve for a term of three (3) years. The nominees are set forth below.

    All Class A proxies received by management will be voted (unless otherwise specified) in favor of the persons named below as nominees for election as directors, said nominees to serve for a term of three years (or one year as described hereinabove), and until his or her successor is elected and qualifies. Proxies cannot be voted for more than three directors. All of the following directors (including the nominees) have been directors of the Company for the periods indicated in the table below.

NOMINEE FOR ELECTION AS DIRECTOR AND CONTINUING DIRECTORS
    Information concerning the nominees for election as director for a term to expire in 2002:

                                                                                   SERVED AS     PRESENT
                                                                                   DIRECTOR       TERM
        NAME                               PRINCIPAL OCCUPATION           AGE        SINCE       EXPIRES
        ----                               --------------------           ---      ---------     -------
JANE H. GUY(1)(2)                    President and Treasurer of           47         1989         1999
                                     Alladan Kennels, Inc.

MELVIN L. KEATING(2)                 President of Kadeca Consulting       52         1989         1999
                                     Corporation

JAMES M. OATES(3)                    Managing Director of The             52         1996         1999
                                     Wydown Group and Chairman of IBEX
                                     Capital Markets LLC

    Information concerning other directors who will continue in office after the meeting:

                                                                                   SERVED AS     PRESENT
                                                                                   DIRECTOR       TERM
        NAME                               PRINCIPAL OCCUPATION           AGE        SINCE       EXPIRES
        ----                               --------------------           ---      ---------     -------
MAURICE J. HAMILBURG(1)              President and Co-Chief Executive     52         1974         2000
                                     Officer of the Company

DUANE E. WHEELER(2)                  Retired Vice President -- Finance    66         1996         2000
                                     and Treasurer of the Company

EDWARD H. PENDERGAST(3)              President of Pendergast and          65         1998         2001
                                     Company

JOSEPH D. HAMILBURG(1)               Chairman and Co-Chief Execu-         50         1974         2001
                                     tive Officer of the Company

C. GERALD GOLDSMITH(3)               Independent Investor and Finan-      70         1998         2001
                                     cial Consultant

    Jane H. Guy, a graduate of Wheaton College, has since 1978, been President and Treasurer of Alladan Kennels, Inc., a company engaged in the business of operating dog care and grooming kennels. She also conducts a dog breeding operation.

    Since 1997, Melvin L. Keating has served as President of Kadeca Consulting Corporation. Prior thereto, (1995-1997), Mr. Keating served as President of Sunbelt Management Company. Sunbelt Management is an owner and operator of commercial and retail real estate in North America. From 1994-1995 Mr. Keating served as Senior Vice President of Reichmann International Companies and from 1986 to 1994, as Senior Vice President of Olympia & York Companies, U.S.A., entities controlled by the Reichmann family, engaged in the real estate development business, including the development and construction of major urban office buildings and other commercial property. Mr. Keating is a graduate of Rutgers University where he earned a BA degree, and he holds Master of Science and Master of Business Administration degrees from the Wharton School of the University of Pennsylvania.

    Maurice J. Hamilburg has been President of the Company since 1987. He served as Executive Vice President from 1976 to 1987, and prior to 1976 he served in various other capacities with the Company for several years. He is a graduate of Harvard College and of the Harvard Graduate School of Business Administration where he earned the degree of Master of Business Administration.

    Joseph D. Hamilburg, a graduate of Harvard College, has been Chairman and Co-Chief Executive Officer of the Company since April, 1998. From October, 1988 to April, 1998 Mr. Hamilburg served as President of J.D.H. Enterprises, Inc., an international consulting company, and in this capacity, served as a business consultant to the Company. Prior to October, 1988, he served as Vice President and Treasurer of the Company and in other executive officer capacities for more than ten (10) years.

    James M. Oates is presently Managing Director of the Wydown Group and Chairman of IBEX Capital Markets LLC. Mr. Oates served as President and Chief Executive Officer of Neworld Bancorp, Inc. and Neworld Bank from 1984-1994. He is a graduate of Harvard College and the Harvard Graduate School of Business Administration. He is a director of Blue Cross Blue Shield of New Hampshire, Phoenix Mutual Funds, Phoenix Duff & Phelps, AIB Govett, Inc., Investors Bank & Trust, Investor Financial Services Corp., Command Systems, Stifel Financial, and the Massachusetts Housing Partnership.

    Duane E. Wheeler served as Vice President -- Finance of the Company from 1980 to 1997, and as Treasurer from 1988 until 1998. Prior to 1980 he served as Vice President of Administration and Finance of Acushnet Company, a subsidiary of American Brands, which manufactures and distributes golf equipment and precision rubber molded goods. Mr. Wheeler is a graduate of the University of Massachusetts.

    Edward H. Pendergast has served as President of Pendergast and Company, a corporate financial consulting firm, since 1989. Prior to that he served as Chairman and CEO of Kennedy & Lehan, P.C., a CPA consulting firm. Mr. Pendergast is Chair of the Board of Directors of PLC Systems, Inc. and is a director of several private companies. He is a graduate of Bentley College (B.A. and M.S.). Mr. Pendergast is a CPA and holds business valuation credentials as a Certified Valuation Analyst (CVA) and Accredited Business Valuator (ABV).

    C. Gerald Goldsmith has been an independent investor and financial consultant since 1976. Mr. Goldsmith is the Chairman of the Board of Directors of the Intercoastal Health Foundation. He also serves as a member of the board of directors of Meditrust Corp., Nine West Group, Inc., Palm Beach National Bank & Trust Co., Innkeepers USA Trust and American Banknote Corp. Mr. Goldsmith holds an A.B. degree from the University of Michigan and an M.B.A. from the Harvard Graduate School of Business Administration.

----------
(1) Member of Executive Committee.

(2) Member of Audit Committee.

(3) Member of Compensation Committee.

              CERTAIN MATTERS RELATING TO OFFICERS AND DIRECTORS

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
    The Company's Board of Directors has among its separate committees, a Compensation Committee, (the "Committee"), which is comprised of three
Directors: Mr. James M. Oates (the Chair of the Committee), Mr. C. Gerald Goldsmith, and Mr. Edward H. Pendergast, all of whom are non-employee Directors.

THE BOARD COMPENSATION COMMITTEE REPORT
    The Company administers executive compensation through its Compensation Committee. This Committee is made up of three (3) Directors, all of whom are non-employees. The Committee reviews policies and makes recommendations to the Board of Directors with respect to such matters as (i) appropriate compensation policy for key management personnel, including base salary levels, (ii) the implementation and/or amendment and/or termination of existing employee benefit and incentive plans, (iii) the establishment and implementation of new employee benefit and incentive plans, (iv) appropriate implementation of the Company's stock option or other stock purchase plans through grants thereunder, (v) the award of cash bonus, when appropriate, to officers and other key employees, and (vi) generally, all matters relating to officer and other key employee compensation.

    Among the Committee's objectives is establishing executive compensation competitive with that of other companies similar in size, considering the relative responsibility levels of individual executives. The Company's goal is to award competitive compensation based on a total assessment of salary, stock options, and bonus. The Committee uses its discretion, experience and business judgment in setting executive compensation, using neither a predetermined formula nor any quantitative weights for the various factors. While the Committee does not, itself, survey any companies when setting and evaluating total compensation of the Company's executives, the entire Committee reviews independently produced Executive Compensation Surveys. The Compensation Surveys are used as a guide to determine whether total compensation is within the reasonable range of those similarly situated, as well as to evaluate whether the executives' salaries are reasonable in relationship to each other, and to the market, taking into account the individuals' responsibilities and contributions to corporate performance.

    Each of the Co-CEOs' compensation is comprised of a base salary, and depending upon the above-stated factors and adjustments, a bonus, and/or a stock option grant. The Committee does not use a predetermined formula for establishing the Co-CEOs' or other executives' compensation; rather, the Committee uses its discretion and experience, evaluates and weighs various factors, and arrives at its compensation decision using its best judgment. When setting and evaluating each of the Co-CEOs' compensation, the Committee members review the Compensation Surveys and consider the Co-CEOs' compensation after taking into account the Company's performance, each of the Co-CEOs' performance, and the relationship of the Co-CEOs' compensation to that of the other key executives.

    The Committee evaluates the award of a bonus to each of the Co-CEOs using its discretion and business judgment. For fiscal 1998, the Compensation Committee awarded a bonus to Co-CEO Maurice J. Hamilburg of approximately 20% of salary and a bonus to Co-CEO Joseph D. Hamilburg of approximately 20% of salary (prorated for the period of time that Mr. Joseph D. Hamilburg was Co-
CEO), based upon their contributions to current operations of the Company and the achievement of several objectives geared to strengthen the Company long term.

    In addition, the Committee makes decisions regarding the payment of cash bonuses to the Company's Executive Officers. The purpose of the bonus is to provide incentives and rewards to the Executive Officers, based on the overall achievement of corporate goals. The decision as to individual bonus awards is discretionary, and the Committee considers such factors as the recommendations of the Co-CEOs, the Company's overall financial performance, the individuals' levels of compensation relative to external markets, their performance and value to the Company, and their relative contributions to the management team. Except for the Co-CEOs, for fiscal 1998 bonuses were awarded to Executive Officers of approximately 12% of base salary.

    The Board of Directors may also, upon the recommendation of the Compensation Committee, award Incentive Stock Options (see the caption "Stock Options" below and in this Proxy Statement) to certain key employees. The purpose of this program is to provide long-term incentives to key employees to increase shareholder value, and to align management's goals with those of shareholders. Such Stock Options may be awarded in lieu of or in addition to bonus, and utilize vesting periods to encourage key employees to continue in the employ of the Company and to encourage a long-term perspective. The Committee considers the amounts and terms of the prior years' grants in deciding whether to award options, to whom, and in what amounts for the last completed fiscal year. While the establishment of the actual award is discretionary, an aggregate of 77,400 Incentive Stock Options were awarded to certain key employees in fiscal 1998, not including Co-CEO Joseph D. Hamilburg, who received 40,000 Incentive Stock Options in 1998 upon his appointment as Co-CEO.

    The compensation model for the Company's executives is intended to be competitive (at least the 50th percentile) when measured against executives of comparably sized manufacturing companies.

    In the Committee's opinion the Company's executives are appropriately compensated when compared with others similarly situated.

                                    Respectfully submitted,
                                    Compensation Committee

                                    By JAMES M. OATES, Chair
                                       C. GERALD GOLDSMITH
                                       EDWARD H. PENDERGAST

EXECUTIVE COMPENSATION
    General. The following table sets forth the total annual compensation paid or accrued by the Company to each of the Company's five most highly compensated executive officers for the three fiscal years ended November 27, 1998.

                                                                             SUMMARY COMPENSATION TABLE
                                                  ---------------------------------------------------------------------------------
                                                                                            LONG TERM COMPENSATION
                                                                                       --------------------------------
                                                          ANNUAL COMPENSATION                  AWARDS          PAYOUTS
                                                  -----------------------------------  ----------------------  --------
                                                                                           (# OF SHARES)
                                                                              OTHER    ---------------------
                                                                              ANNUAL   RESTRICTED                        ALL OTHER
                                   PRINCIPAL                                 COMPEN-      STOCK     OPTIONS/     LTIP     COMPEN-
            NAME                   POSITION       YEAR   SALARY $  BONUS $   SATION $    AWARDS       SARS     PAYOUTS     SATION
            ----                   --------       ----   --------  -------   --------  ----------   --------   -------   ----------
M. J. Hamilburg               President and
                                Co-Chief          1998   250,002    50,000    3,165        --          --         --         --
                                Executive         1997   224,167    50,128    3,195        --          --         --         --
                                Officer           1996   207,504   100,097    3,048        --          --         --         --

J. D. Hamilburg               Chairman and Co-    1998   250,002    50,000      --         --          --         --         --
                                Chief Executive   1997      --        --        --         --          --         --         --
                                Officer           1996      --        --        --         --          --         --         --

A. I. Eisenberg               Vice President      1998   152,223    19,000      --         --          --         --         --
                                Sales and         1997   153,250       128      --         --          --         --         --
                                Marketing         1996   136,836    25,597      --         --          --         --         --

S. S. Leppo                   Vice President      1998   148,166    18,000      --         --          --         --         --
                                Research and      1997   141,504       128      --         --          --         --         --
                                Development       1996   131,004     9,097      --         --          --         --         --

W. Mansell                    Vice President      1998   130,008      --        --         --          --         --         --
                                Manufacturing     1997   130,008      --        --         --          --         --         --
                                                  1996      --        --        --         --          --         --         --

    The 1996 bonus for Mr. Maurice J. Hamilburg includes $50,000 for fiscal 1995 and awarded in 1996.

    Other annual compensation includes the interest on a loan from the Company and life insurance premiums of $900 and $2,265 in 1998 $1,055 and $2,140 in 1997, and $1,187 and $1,861 in 1996, respectively, for Mr. Maurice J. Hamilburg.

    Mr. Joseph D. Hamilburg joined the company on April 24, 1998. His salary and bonus for 1998 presented in the above table reflect an annualization of his compensation as if he had been employed for the full year.

    Mr. Mansell joined the Company on September 8, 1997. His salary for 1997 presented in the above table reflects an annualization of his compensation as if he had been employed for the full year.

    Options. The following table sets forth the details of options granted to individuals listed in the Summary Table during the fiscal year 1998. The second section in this section shows the value of unexercised options.

                                               OPTION/SAR GRANTS TABLE
                                        OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                                                                        POTENTIAL REALIZABLE VALUE
                                                                                        AT ASSUMED ANNUAL RATES OF
                                                                                       STOCK PRICE APPRECIATION FOR
                                                  INDIVIDUAL GRANTS                            OPTION TERM
                                 ----------------------------------------------------- ----------------------------
                                              % OF TOTAL
                                 OPTIONS/    OPTIONS/SARS
                                   SARS       GRANTED TO   EXERCISE OR
                                  GRANTED    EMPLOYEES IN  BASE PRICE     EXPIRATION
    NAME                             #       FISCAL YEAR     ($/SH)          DATE          5% ($)       10% ($)
    ----                         --------    ------------  -----------    ----------       ------       -------
Joseph D. Hamilburg ...........   40,000         34.1         7.49       May 29, 2003      48,000       139,200
Alan I. Eisenberg .............    9,000          7.7         4.63     February 1, 2008    26,325        66,465
Sheldon S. Leppo ..............    9,000          7.7         4.63     February 1, 2008    26,325        66,465

    Options were granted under the 1995 Plymouth Rubber Company, Inc. Employee Incentive Stock Option Plan described on page 20 of this Proxy Statement.

                                      OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE
                                   AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                                               AND FY-END OPTION/SAR VALUE
                                   ----------------------------------------------------
                                                                                              VALUE OF
                                                                             NUMBER OF      UNEXERCISED
                                                                            UNEXERCISED     IN-THE-MONEY
                                                                            OPTIONS/SARS    OPTIONS/SARS
                                                                           AT FY-END (#)   AT FY-END ($)
                                          SHARES ACQUIRED      VALUE        EXERCISABLE/    EXERCISABLE/
    NAME                                  ON EXERCISE (#)   REALIZED ($)   UNEXERCISABLE   UNEXERCISABLE
    ----                                  ---------------   ------------   -------------   -------------
Maurice J. Hamilburg .....................       --              --              --              --
                                                                               57,750         237,872

Joseph D. Hamilburg ......................       --              --            17,325            --
                                                                               40,000            --

Alan I. Eisenberg ........................       --              --            11,550          50,069
                                                                               32,100         117,014

Sheldon S. Leppo .........................       --              --            11,550          50,069
                                                                               26,325          91,979

William Mansell ..........................       --              --             3,750           6,563
                                                                               11,250          19,688

    The value of unexercised "in-the-money" was determined using the ending market value of the Company's Class B Common Stock at November 30, 1998, ($6.44) less the exercise price of the unexercised options.

    Common Stock Performance: As part of the executive compensation information presented in the Proxy Statement, the Securities and Exchange Commission requires a five-year comparison of stock performance for the Company with the stock performance of appropriate similar companies. The Company has selected the S&P 500 and the Amex Market Value Index for the broad equity market and published industry indexes, respectively, for stock performance comparison. The Company does not know of an appropriate peer group or other industry index of comparably traded companies that would be more meaningful.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
      AMONG PLYMOUTH RUBBER COMPANY, INC. CLASS A AND B, THE S&P 500 INDEX
                        AND THE AMEX MARKET VALUE INDEX

                                                             AMEX
               Plymouth       Plymouth                   Market Value
               Class A        Class B        S&P 500         Index
               -------        -------        -------     ------------
Nov. 93        $100.00        $100.00        $100.00        $100.00
Nov. 94         143.00         149.00         101.00          94.00
Nov. 95         189.00         190.00         138.00         117.00
Nov. 96         168.00         155.00         177.00         129.00
Nov. 97         116.00          84.00         227.00         148.00
Nov. 98         131.00         127.00         281.00         151.00

----------
* $100 INVESTED ON 11/30/93 IN STOCK OR INDEX - INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDED NOVEMBER 30.

    Note to Graph Above: Assumes $100 invested on November 30, 1993 in Plymouth Rubber Company, and an identical amount in the S&P 500 and AMEX Market Value Index. There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted in the graph above. The Company will not make nor endorse any predictions as to future performance.

RETIREMENT BENEFITS
    The Company has a defined contribution profit sharing plan and trust which includes an employee elective deferral of income under the provisions of
Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). In addition, the Company has a defined benefit pension plan and trust. The Company may make discretionary contributions to the Profit Sharing Trust. With respect to the Profit Sharing Plan prior to amendment, allocations were made to each participant's account based upon years of service and salary. Under the amended plan, Company contributions will be allocated based upon a combination of annual pay and employee elective deferrals. Subject to the provisions described below relating to the pension plan, on retirement a participating employee's account is paid to him either in a lump sum or in ten annual payments at the employee's designation.

    The pension plan for salaried employees, established in 1980, is Company-funded and provides for a monthly payment to a retired participant of $12.50 multiplied by the participant's number of years of credited service to the Company, reduced by the amount of a monthly life annuity pension which would be the actuarial equivalent of the amount accumulated in the employee's profit sharing account at the date of retirement. If, without reduction by reason of a participant's profit sharing plan account, benefits not less than the actuarial equivalent of the amount in such participant's profit sharing plan account would be provided to such participant under the pension plan, distribution of the participant's profit sharing plan account is made by transfer thereof to the pension plan trust. The benefits to the participant, therefore, are those payable under the pension plan or the profit sharing plan, whichever are greater. In August, 1996 the Company elected to curtail the non-contributory defined benefit pension plan with respect to funding of future benefits effective November 30, 1996.

    The following table sets forth the estimated annual benefits upon retirement payable under the foregoing plans to the identified Executive Officers of the Company (and all executive officers as a group), based on the amounts in their respective profit sharing accounts as of November 27, 1998 and reflects the impact of curtailment of the pension plan effective November 30, 1996.


                                                         ESTIMATE ANNUAL
                        NAME                        BENEFITS UPON RETIREMENT (1)
                        ----                        ----------------------------
MAURICE J. HAMILBURG ..............................          $ 3,750

ALAN I. EISENBERG .................................            1,500

SHELDON S. LEPPO ..................................            5,850

6 Executive Officers as a Group ...................           14,850

------------
(1) Lifetime annual payments under pension plan.

CERTAIN TRANSACTIONS
    Until April, 1998 the Company had a consulting arrangement with Joseph D. Hamilburg, a director, pursuant to which Mr. Hamilburg was engaged to render consulting services to the Company in the areas of sales, personnel and administrative matters. During the fiscal year ended November 27, 1998, Mr. Hamilburg was paid $55,152 for such services. The Company believes that the amount paid to Mr. Hamilburg would be competitive with that which would be required to be paid to an outside consultant with Mr. Hamilburg's knowledge and experience in these areas, as they relate to the Company, with respect to which he rendered such services.

    The Company has a consulting arrangement with Jane H. Guy, a director, pursuant to which Ms. Guy has been engaged to render consulting services to the Company. During the year ended November 27, 1998 Ms. Guy was paid $51,700 for such services. The Company believes that the amount paid to Ms. Guy would be competitive with that which would be required to be paid to an outside consultant with Ms. Guy's knowledge and experience.

MEETING ATTENDANCE; COMMITTEES
    During fiscal year 1998 the Board of Directors held 8 meetings. All directors were paid $500 for each meeting attended through March, 1998 and $750 for each meeting attended from April, 1998 through the end of fiscal 1998. This same rate of compensation was paid for attendance at Board Committee meetings. In addition, the Company's outside directors receive an annual retainer of $8,000. The Company has no nominating committee. It has an Executive Committee, a Compensation Committee and an Audit Committee, the members of which are noted in the table under the caption "Nominees for Election as Directors and Continuing Directors." The Audit Committee, which is comprised of non-employee Directors, held two meetings during the past year attended by all members. The Audit Committee reviews with the auditors the scope of the audit work and questions which may arise in the course of the annual audit, reviews the fees charged by the audit firm and considers such other matters as the adequacy of internal controls, accounting staffing, etc. The Executive Committee held no meetings in fiscal 1998. The Compensation Committee, which is comprised of non-employee Directors, held two meetings during the past year attended by all members. The Compensation Committee reviews the compensation of Executive Officers and makes recommendations with respect thereto from time to time. Each director attended at least 75% of the Board of Directors and respective committee meetings.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
    Based on a review of materials submitted to the Company, the Company believes that during the past fiscal year no directors, officers or beneficial owners of more than 10% of any class of equity securities of the Company failed to file on a timely basis reports as required by Section 16(a) of the Exchange Act.

STOCK OWNERSHIP OF NOMINEES, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS
    The following table sets forth information as to all ownership of the Company's capital stock by each present director, each nominee for election as a director and all directors, nominees and executive officers as a group:

                                                           SHARES
                                                        BENEFICIALLY
                                                          OWNED ON           PERCENT OF       NATURE OF
             NAME                 TITLE OF CLASS          2/26/99              CLASS          OWNERSHIP
             ----                 --------------        -------------        ----------       ---------
JANE H. GUY                     Class A Common          432,170(1)(2)            53.3%         Direct
                                                                                                  &
                                                                                              Indirect
                                Class B Common          400,889(1)(3)            31.4%        Indirect

JOSEPH D. HAMILBURG             Class A Common          472,242(2)               58.3%         Direct
                                                                                                  &
                                                                                              Indirect
                                Class B Common          465,664(3)               36.5%         Direct
                                                                                                  &
                                                                                              Indirect

MAURICE J. HAMILBURG            Class A Common          478,063(2)(4)(5)         59.0%         Direct
                                                                                                  &
                                                                                              Indirect
                                Class B Common          495,034(3)(4)(5)         38.8%         Direct
                                                                                                  &
                                                                                              Indirect

MELVIN L. KEATING               Class B Common           17,325(8)              --             Direct

JAMES M. OATES                  Class B Common           25,325(8)              --             Direct

EDWARD H. PENDERGAST                    --                   --                 --               --

DUANE E. WHEELER                Class B Common           23,844(8)              --             Direct

14 Officers and Directors       Class A Common          480,228(6)               59.2%         Direct
  as a Group                                                                                      &
                                                                                              Indirect
                                Class B Common          681,077(7)               53.4%         Direct
                                                                                                  &
                                                                                              Indirect
------------
(1) 18,011 Class A shares are owned indirectly, the shares being held in the Voting Trust described below, and 515 are held directly; 2,791 Class B shares are owned indirectly, the shares being held in the Voting Trust described below, and 117 are held directly, and all remaining Class A and Class
    B shares are beneficially owned as a beneficiary of various Trusts for her sole benefit or as a co-beneficiary with Maurice J. Hamilburg and Joseph D. Hamilburg, except that 12,258 Class B shares are held as custodian for three minor children, as to which she disclaims beneficial ownership;
    17,325 of the Class B shares shown as owned by Jane H. Guy are not actually owned but are subject to presently exercisable options to purchase same.

(2) The number of shares of Class A Common Stock shown as beneficially owned by each of Joseph D.
    Hamilburg, Maurice J. Hamilburg and Jane H. Guy are so shown by reason of their voting powers with respect thereto. 1,364 of the shares shown as owned by Joseph D. Hamilburg are owned by him directly; 1,314 of the shares shown as owned by Maurice J. Hamilburg are owned by him directly; and
    431,655 of the shares (53.3% of the Company's outstanding Class A Common Stock) shown as owned by each are in a voting trust (the "Voting Trust") of which they, are the Voting Trustees. The actual beneficial ownership of the shares held by the Voting Trust and the respective percentages of the outstanding Class A Common Stock represented thereby are broken down as follows:

         (i) 5,700 shares (.7%) beneficially owned by a trust of which Joseph D. Hamilburg is the beneficiary;

        (ii) 5,700 shares (.7%) beneficially owned by two separate trusts of which Maurice J. Hamilburg is the beneficiary;

       (iii) 249,404 shares (30.8%) beneficially owned by a trust of which Joseph D. Hamilburg and
             Maurice J. Hamilburg are Trustees and of which Jane H. Guy, Joseph D. Hamilburg and
             Maurice J. Hamilburg are life income beneficiaries;

        (iv) 5,700 shares (.7%) beneficially owned by a trust of which Joseph D. Hamilburg and Maurice
             J. Hamilburg are Trustees for the benefit of Jane H. Guy;

         (v) 68,683 shares (8.5%) beneficially owned by a trust of which Joseph D. Hamilburg, Maurice
             J. Hamilburg, and Joel A. Kozol, are Trustees and of which Jane H. Guy, Joseph D.
             Hamilburg and Maurice J. Hamilburg are beneficiaries;

        (vi) 4,252 shares (.5%) beneficially owned by Joseph M. Hamilburg Foundation of which Joseph and Maurice Hamilburg are Trustees;

       (vii) 5,721 shares (.7%) beneficially owned by a trust of which Jane H. Guy is the beneficiary;

      (viii) 18,471 shares (2.3%) beneficially owned by the Plymouth Rubber Defined Benefit Pension
             Plan and Trust, of which Joseph D. Hamilburg and Maurice J. Hamilburg are Trustees;

        (ix) 25,007 shares (3.1%) beneficially owned by Maurice J. Hamilburg;

         (x) 25,006 shares (3.1%) beneficially owned by Joseph D. Hamilburg;

        (xi) 18,011 shares (2.2%) beneficially owned by Jane H. Guy.

    In addition, of the aggregate number of shares shown in the table as beneficially owned by each of
    Joseph D. Hamilburg and Maurice J. Hamilburg 12,821 shares (1.6%) and 7,150 shares (.9%) not covered by the Voting Trust are owned by the Plymouth Rubber Company Profit-Sharing Plan and Trust
    and the Plymouth Rubber Defined Benefit Pension Plan and Trust, respectively, of which Joseph D.
    Hamilburg and Maurice J. Hamilburg are Trustees; and 19,252 shares (2.4%) are owned by the aforementioned Joseph M. Hamilburg Foundation.

(3) The number of shares of Class B Common Stock shown as beneficially owned by each of Joseph D.
    Hamilburg, Maurice J. Hamilburg and Jane H. Guy are so shown by reason of their voting powers with respect thereto on all matters on which the Class B Stock may at any time be entitled to vote.
    1,550 of the shares shown as owned by Joseph D. Hamilburg; 17,325 of the shares shown as owned by
    Joseph D. Hamilburg are not actually owned but are subject to presently exercisable options to purchase same; and 47,952 of the shares shown as owned by Maurice J. Hamilburg are owned by each directly; and 383,447 (30.1%) of the shares shown as owned by each are in the Voting Trust referred to in footnote (1) above. The actual beneficial ownership of the shares held by the Voting Trust and their respective percentages of the outstanding Class B Common Stock are broken down as follows:

         (i) 10,060 shares (.8%) beneficially owned by a trust of which Joseph D. Hamilburg is the beneficiary;

        (ii) 10,060 shares (.8%) beneficially owned by two separate trusts of which Maurice J.
             Hamilburg is the beneficiary;

       (iii) 220,794 shares (17.3%) beneficially owned by a trust of which Jane H. Guy, Joseph D.
             Hamilburg and Maurice J. Hamilburg are life income beneficiaries;

        (iv) 10,060 shares (.8%) beneficially owned by a trust of which Joseph D. Hamilburg and Maurice
             J. Hamilburg are Trustees for the benefit of Jane H. Guy;

         (v) 11,054 shares (.9%) beneficially owned by Joseph M. Hamilburg Foundation of which Joseph
             D. Hamilburg and Maurice J. Hamilburg are Trustees;

        (vi) 21,247 shares (1.7%) beneficially owned by a trust of which Jane H. Guy is the beneficiary;

       (vii) 23,510 shares (1.8%) beneficially owned by five grandchildren of the late Phyllis B.
             Hamilburg, of which 11,252 shares are held by two children of Maurice J. Hamilburg, as to which he disclaims beneficial ownership, and 12,258 shares are held by Jane H. Guy as custodian for three of her children, as to which she disclaims any beneficial ownership.

      (viii) 26,863 shares (2.1%) beneficially owned by Maurice J. Hamilburg;

        (ix) 33,499 shares (2.6%) beneficially owned by Joseph D. Hamilburg;

         (x) 2,791 shares (.2%) beneficially owned by Jane H. Guy;

        (xi) 2,863 shares (.2%) beneficially owned by the Plymouth Rubber Defined Benefit Pension Plan and Trust, of which Joseph D. Hamilburg and Maurice J. Hamilburg are Trustees;

       (xii) 10,646 shares (.8%) beneficially owned by a trust of which Joseph D. Hamilburg, Maurice J.
             Hamilburg and Joel A. Kozol are Trustees and of which Jane H. Guy, Joseph D. Hamilburg and
             Maurice J. Hamilburg are beneficiaries.

In addition, of the aggregate number of shares shown in the table as beneficially owned by each of
Joseph D. Hamilburg and Maurice J. Hamilburg are shares not covered by the Voting Trust, 18,922 shares
(1.5%) are owned by the aforementioned Joseph M. Hamilburg Foundation and 14,207 shares (1.1%) and
30,213 shares (2.4%) are owned by the Plymouth Rubber Company Profit-Sharing Plan and Trust and the
Plymouth Rubber Defined Benefit Pension Plan and Trust, respectively, of which Joseph D. Hamilburg and
Maurice J. Hamilburg are Trustees.

(4) Does not include 2,500 shares of Class A Stock and 2,760 shares of Class B Stock owned by Mr.
    Hamilburg's wife, as to which he disclaims any beneficial interest. The Class B shares shown as owned by Mr. Hamilburg includes an aggregate of 11,252 and the Class A shares shown as owned by Mr.
    Hamilburg excludes an aggregate of 1,000 shares all of which are held by him as custodian for his minor children under the Uniform Gifts to Minors Act, as to which he disclaims any beneficial interest.

(5) 5,871 shares of Class A and 293 shares of Class B are shown in the table as beneficially owned by a trust of which Maurice J. Hamilburg is trustee for the benefit of a niece of the late Daniel M.
    Hamilburg.

(6) By virtue of their individual direct beneficial ownership of Class A shares and of their voting powers pursuant to the Voting Trust and other trusts referred to in footnote (1) above, all officers and directors of the Company as a group have more than 50% of the voting power of the
    Company's outstanding Class A Common Stock. Messrs. Joseph D. Hamilburg, Maurice J. Hamilburg and
    Jane H. Guy have advised that they intend to vote the shares with respect to which they possess voting power (478,063 shares-59.0%) in favor of the nominees for directors, and in favor of
    PricewaterhouseCoopers LLP as auditors and against Proposal #3, the stockholder proposal.
    Accordingly, passage and non-passage of these proposals, respectively, is assured.

(7) Includes an aggregate of 117,250 shares not actually owned, but subject to presently exercisable options for the purchase of said number of shares.

(8) 17,125 of the shares shown as owned by Melvin L. Keating and 17,325 of the shares shown as owned by
    James M. Oates, 5,775 of the shares shown as owned by C. Gerard Goldsmith and 5,775 of the shares shown as owned by Duane E. Wheeler are not actually owned but are subject to presently exercisable options to purchase same.

STOCK OPTIONS
    The Company has in effect five stock purchase programs for executive officers and other key personnel, and non-employee directors, as the case may be. One such program is embodied in the Company's Executive Incentive Stock Purchase Plan, adopted and approved by shareholders in 1969 (the "1969 Plan"), pursuant to which the Company from time to time granted options to various executive officers as determined by the Company's Board of Directors or the Committee, if any, administering the Plan, for the purchase of restricted shares of the Company's Class B Common Stock, $1.00 par value, at an exercise price, as determined by the Board or Committee, but no less than $1.00 per share. 30,452 shares were issued and all restrictions regarding same had lapsed, as of November 27, 1998.

    The second such stock purchase program is the Company's 1982 Employee Incentive Stock Option Plan (the "1982 Plan"), adopted and approved by the Company's shareholders in 1982, and amended by the Company's shareholders in 1990, pursuant to which options for the purchase of up to an aggregate of 200,000 shares of the Company's Class B Common Stock, $1.00 par value could have been granted from time to time to key employees at an exercise price of no less than fair market value as of the date of grant. Options for the purchase of 135,649 shares have been granted. As of November 27, 1998 options for 130,344 shares had been exercised, and 5,305 expired. No further options may be granted under the 1982 Plan. (Pursuant to the provisions of the 1982 Plan, the quantity and exercise price of the options granted were adjusted for the 10% and 5% stock dividends declared and paid in Class B shares in 1995 and 1996, respectively.)

    The third such stock purchase program is the Company's 1992 Employee Incentive Stock Option Plan ("the 1992 Plan"), adopted and approved by the Company's shareholders in 1993, pursuant to which options for the purchase of up to an aggregate of 225,000 shares (subject to adjustment as described hereinbelow) of the Company's Class B Common Stock, $1.00 par value, may be granted from time to time to key employees, at an exercise price of no less than the fair market value of the shares as of the date of grant. Although the Board of Directors or the Option Committee administering the 1992 Plan may authorize variations, options granted under the 1992 Plan will generally be exercisable in one-quarter increments, beginning one year from the date of grant, with an additional one-quarter becoming exercisable at the end of each year thereafter. The selection of key employees for the grant of options under the 1992 Plan is made to attract and to retain key employees essential to the Company's successful operations and growth. Of the total options issued and outstanding under the 1992 Plan, 98,175 were issued with variations from this standard form. These options granted in June 1992, were originally exercisable only for five years from the date of grant and could not be exercised unless the closing price of the Company's Class B common stock on the American Stock Exchange had been no less than $12 on each of at least twenty days in any consecutive sixty day period during the twelve months immediately preceding the date of the exercise and unless the average daily closing price of the Common Stock during the sixty day period immediately prior to the date of exercise were not less than $12 (the "Price Hurdle"). During August 1993, modifications to certain terms were made to alter the exercise provisions and the period of exercisability. The revised terms provide for exercisability, in any event, after the tenth anniversary of grant. In addition, the new terms provide for accelerated exercisability should the "Price Hurdle" be attained. Pursuant to the provisions of the 1992 Plan clarifications made to these options, the quantity and Price Hurdle of the options were adjusted for the 10% and 5% stock dividends declared and paid in Class B shares in 1995 and 1996, respectively. As of November 27, 1998 options for the purchase of a total of 259,876 shares under the 1992 Plan have been granted, with exercise prices that range from $2.17 to $7.13, and 58,905 options have been exercised and 99,765 options were exercisable, after adjustment for the 10% and 5% stock dividends declared and paid in Class B shares in 1995 and 1996, respectively.

    The fourth such stock purchase program is the Company's 1995 Employee Incentive Stock Option Plan ("the 1995 Employee Plan"), adopted and approved by the Company's shareholders in 1995, pursuant to which options for the purchase of up to an aggregate of 150,000 shares of the Company's Class B Common Stock, $1.00 par value, may be granted from time to time to key employees, at an exercise price of no less than the fair market value of the shares as of the date of grant. Although the Board of Directors or the Option Committee administering the plan may authorize variations, options granted under the plan will generally be exercisable in one-quarter increments, beginning one year from the date of grant, with an additional one-quarter becoming exercisable at the end of each year thereafter. The selection of key employees for the grant of options under the plan is made to attract and to retain key employees essential to the Company's successful operations and growth. During fiscal 1998 options to purchase 117,400 shares were granted. As of November 27, 1998 options for the purchase of a total of 153,358 shares under the 1995 Employee Plan have been granted, with exercise prices that range from $4.25 to $7.49, and 8,100 options were cancelled, and 8,990 options were exercisable.

    The fifth such stock purchase program is the Company's 1995 Non-Employee Directors' Stock Option Plan (the "1995 Director Plan"), adopted and approved by the Company's shareholders in 1995. Pursuant to the 1995 Director Plan, options are granted to the Company's non-employee Directors for the purchase of up to an aggregate 120,000 shares (subject to adjustment as described below), of the Company's Class B Common Stock, $1.00 par value, at an exercise price of no less than the fair market value of the shares as of the date of grant. The 1995 Director Plan provides for an automatic grant of an option to purchase 15,000 shares to each current non-employee director upon approval by the shareholders at the 1995 Annual Meeting and to any new non-employee director upon their appointment or election. Although the Board of Directors or the Option Committee administering the Plan may authorize variations, options granted thereunder will generally be exercisable in one-third increments, beginning one year from the date of grant, with an additional one-third becoming exercisable at the end of each year thereafter. However, with regard to non-employee directors serving at the time of adoption, for each year (or partial year) of service on the Board of Directors prior approval by the shareholders, one-third of the Class B Common Stock covered by such option shall become exercisable. The entire option must expire, in any event, no later than ten years from the date of grant of the option. During 1998, 51,975 options were granted to a non-employee Director, (as adjusted pursuant to the provisions of the 1995 Director Plan following the 10% and 5% stock dividends declared and paid in Class B shares in 1995 and 1996, respectively). As of November 27, 1998, options for the purchase of a total of 200 shares had been exercised and a total of 80,650 shares, (adjusted for the 10% and 5% stock dividends) with exercise prices that range from $6.75 to $6.81, were exercisable.

                                PROPOSAL NO. 2
                       RATIFICATION OF THE APPOINTMENT
                  OF PRICEWATERHOUSECOOPERS LLP AS AUDITORS

    The persons named in the accompanying proxy card as attorneys and proxies intend, unless otherwise instructed, to ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company for the next fiscal year. The Board of Directors has voted to approve PricewaterhouseCoopers LLP to audit the accounts of the Company for the year ending December 3, 1999. Since their report will be addressed to the stockholders, the holders of Class A Common Stock are asked to ratify this selection. Submission to the stockholders of the ratification of the appointment of PricewaterhouseCoopers LLP as auditors is not required and such appointment will remain in effect if not approved by the stockholders.

    The Board of Directors recommends a vote in favor of this proposal.

    PricewaterhouseCoopers LLP is expected to have a representative at the Annual Meeting of Stockholders who will have an opportunity to make a statement if he desires to do so and who will be available to respond to appropriate questions.

                                PROPOSAL NO. 3
         TO MAKE A FORMAL APPLICATION TO THE AMERCIAN STOCK EXCHANGE
          TO WITHDRAW LISTING OF THE COMPANY'S CLASS B COMMON STOCK
           SHARES (NON-VOTING) AND TO MAKE A FORMAL LISTING OF THE
                 COMPANY'S CLASS B COMMON STOCK SHARES ON THE
                        NASDAQ SMALLCAP MARKET (NSCM)

    Dr. Ido E. Colantuoni, P.O. Box 28231, Washington, D.C. 20038 owner of more than $2,000 of Plymouth Rubber Company, Inc. Class A Common Stock, has given notice that he intends to present for action at the 1999 Annual Meeting the following resolution:

    RESOLVED: that the shareholders of the Plymouth Rubber Company, Inc. (Company) assembled in the 1999 Annual Meeting in person and proxy, hereby recommend the Board of Directors of the Company to take immediate action to make a formal application to the American Stock Exchange to withdraw listing of the Company's Class B Common Stock Shares (Nonvoting) and to make a formal application for listing and the listing of the Class B Common Stock Shares on the Nasdaq SmallCap Market (NSCM).

    SUPPORTING STATEMENT: In the opinion of Dr. Ido E. Colantuoni the recommended proposal will be in the best interest of the Company because it:
(1) will provide better market liquidity for the Class B shareholders; (2) will foster a better and broader sponsorship of the Company; (3) will create an improved market environment resulting from the continuous competition among the NSCM market makers; (4) will improve the visibility of the Company and the Class B Shares; (5) will create a more viable and efficient market resulting in narrower spreads between bid and ask prices; (6) will improve the market tone and market depth in the trading of the Class B Shares; (7) will enhance a more realistic and fairer market for the Class B Shares; (8) will facilitate the repricing of existing options, if necessary, and the pricing of new options, when and if issued. In conclusion, as the result of a more competitive system with the multi-market makers on the NSCM, the price of the Class B Shares will better reflect the actual performance of the Company. Market statistics on the Class B Shares clearly show a need to change the market place for the shares and the Nasdaq SmallCap Market is the most appropriate and best market to list and trade the Class B Common Shares.

    The Board of Directors recommends a vote against this proposal.

                                   GENERAL

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING
    In accordance with Rule 14-a 8 of the Exchange Act, stockholders desiring to have proposals to be included in the Company's proxy materials for the 2000 Annual Meeting must be received by the Company, for its consideration, on or before November 19, 1999.

OTHER MATTERS
    Management knows of no other matters to be brought before the meeting. If any other matters not mentioned in this Proxy Statement are properly brought before the meeting, the persons named in the enclosed Class A proxies intend to vote such proxies in accordance with their best judgment on such matters.

    Stockholders are urged to vote and send in their proxies without delay.

                                  PLYMOUTH RUBBER COMPANY, INC.
March 30, 1999

                         PLYMOUTH RUBBER COMPANY, INC.

        CLASS A PROXY - Annual Meeting of Stockholders - April 23, 1999

      The undersigned, a holder of Class A Common Stock of Plymouth Rubber Company, Inc., hereby constitutes and appoints Jane H. Guy and David M. Kozol and each of them, the attorneys and proxies of the undersigned with full power of substitution and revocation, to attend the annual meeting of stockholders of the Company to be held on April 23, 1999 at 9:00 a.m. at the offices of Friedman & Atherton, 27th Floor, 53 State Street, Boston, Massachusetts, and any adjournments thereof, to vote all of the shares of Class A Common Stock of the Company which the undersigned may be entitled to vote and to vote upon the matters set forth on the reverse side hereof.

      THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS. UNLESS OTHEREWISE INDICATED IT WILL BE VOTED IN FAVOR OF THE NOMINEES FOR DIRECTOR, AND IN FAVOR OF ITEM 2 AND AGAINST ITEM 3.

      The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given.

                 (Continued and to be signed on reverse side.)       -----------
                                                                     SEE REVERSE
                                                                         SIDE
                                                                     -----------

             \/ Please Detach and Mail in the Envelope Provided \/

A [X] Please mark your
      votes as in this
      example.

                 FOR    WITHHELD
1. Election of   [ ]       [ ]           To serve for a term of three (3) years:
   Directors:                            Nominees:  Jane H. Guy
                                                    Melvin L. Keating
                                                    James M. Oates
FOR all nominees listed at right,
except vote with held from the
following nominees (if any).

------------------------------------

                                                          FOR   AGAINST  ABSTAIN
2. Ratification of the selection of                       [ ]     [ ]      [ ]
   PricewaterhouseCoopers LLP as the Company's Auditors for the fiscal year ending December 3, 1999.

3. To act on a proposal submitted by a stockholder        [ ]     [ ]      [ ]
   requesting that the Board of Directors take immediate action to make a formal application to the American Stock Exchange to withdraw the listing of the Company's Class B Common Stock and to make a formal application for listing these shares on the NASDAQ Small Cap Market
   (NSCM) as more fully described in the accompanying Proxy Statement.

4. The transaction of such other business as may properly be brought before the meeting or any adjournment thereof.

                MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW [ ]


PLEASE DATE. SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE PROMPTLY.

Signature: ____________________________    Date _____________________

Signature: ____________________________    Date _____________________

NOTE: Please sign exactly as your name appears hereon. Executors, Administrators, Trustees, etc. should so indicate when signing giving full title as such if signer is a corporation, execute in full Corporate name by authorized officer. If more persons, all should sign.